INVESTMENT ADVISOR
Amerindo Investment Advisors Inc.
San Francisco, California/New York, New York

ADMINISTRATOR AND
TRANSFER AND DIVIDEND AGENT
American Data Services, Inc.
Hauppauge, New York

DISTRIBUTOR
ADS Distributors, Inc.
Hauppauge, New York

CUSTODIAN
The Northern Trust Company
Chicago, Illinois

LEGAL COUNSEL
Battle Fowler LLP
New York, New York

INDEPENDENT AUDITORS
Morrison, Brown, Argiz & Company
Miami, Florida


1-888-TECH FUND
www.amerindo.com

AMERINDO
TECHNOLOGY FUND

ANNUAL REPORT
DECEMBER 31, 1998

TABLE OF CONTENTS

SHAREHOLDER LETTER                     1
1998 REVIEW AND ECONOMIC OUTLOOK       3
SCHEDULE OF INVESTMENTS                7
STATEMENT OF ASSETS AND LIABILITIES    8
STATEMENT OF OPERATIONS                9
STATEMENT OF CHANGES IN NET ASSETS    10
NOTES TO FINANCIAL STATEMENTS         11
FINANCIAL HIGHLIGHTS                  16
INDEPENDENT AUDITOR'S REPORT          18

December 31, 1998

Dear Shareholder:

        The Amerindo Technology Fund Class D shares achieved a gain of 84.67% in 1998. The Class A shares, which became available in August 1998, posted a return of 61.02% (without sales charge) for the period ended December 1998.

        The exponential demand for Internet related services contributed enormously to the Fund's stellar performance. At year-end, approximately 55% of the Amerindo Technology Fund portfolio was invested in companies of Internet related services. The Fund made several key investment decisions prior to the market's climatic summer sell-off that helped enhance performance. We reduced our exposure temporarily in the biotechnology/healthcare stocks and took advantage of the market pullback to increase our participation in Internet stocks, which finished the year on a very strong uptrend. We believe companies in the Internet sector offer the most compelling long-term investment opportunities for our shareholders.

        Although many of our portfolio holdings contributed positively to the performance of the Fund during the fiscal year, the one stock that captured investors' interest was Yahoo!, which at year-end was the Fund's largest position. Even though Yahoo! appreciated over several hundred percent in 1998, we continue to believe that it has the potential for very significant appreciation from current levels. The company will reach into vast areas of our economy, namely, communications, commerce, and community/entertainment. Moreover, Yahoo! is constantly adding new services to their site, such as shopping, free e-mail, free calendar, etc. which increase the amount of time and frequency of visits. This database enables Yahoo! to advertise and direct market to a user with increasing effectiveness. Yahoo! makes most of its money from advertising; yet the Internet has only a 1-2% share of the $200 billion advertising market. We feel that the Internet's unique abilities in ad targeting and instant feedback provides superior capabilities versus traditional media (TV, magazines, etc.). The Internet can potentially garner 20% of the advertising market.

        Targeting and feedback are also enabling Yahoo! to pursue the $100 billion direct marketing market. Early results in the use of e-mail for direct marketing where Yahoo! has achieved 2 to 4 times better response rates have been very impressive. Yahoo! is initiating e-commerce via their shopping service. The opportunities in e-commerce are probably larger than the advertising and direct marketing opportunities combined. Given its tiny penetration into these three massive markets (advertising, direct marketing, and e-commerce) and their impressive audience of 50 million unique users which continues to grow, we feel that Yahoo! is literally just getting started.

        Our outlook for emerging technology remains extremely positive. We continually seek to find well managed, fundamentally sound companies at the cutting edge of technology whose long term growth prospects and valuations are attractive compared to the overall market. We intend to remain selective in our investment choices for the Fund, and to use any weakness in the market as an opportunity to increase our investment in stocks that we already own, plus establish new positions in companies that meet our strict criteria for investment.

        Our enclosed 1998 Review and Economic Outlook describes some developments which emphasize why we perceive that the commercialization of the Internet is still in its infancy. In our judgment, it should offer significant investment opportunities for the Fund over the next three to five years. The Amerindo Technology Fund is designed for long term investors who can accept above average levels of interim price fluctuations, and who understand that volatility is inherent in high performance growth stock invest ing. We greatly appreciate the support of our shareholders, who understand our unique investment approach, the inherent demands of investing in technology and have demonstrated confidence in our portfolio management team.


Amerindo Technology Fund

/S/                           /S/
------------------            ------------------
Alberto W. Vilar               Gary A. Tanaka




[Graphic of a line chart with the following information:]

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                AMERINDO TECHNOLOGY FUND CLASS D SHARES AND THE
                     BENCHMARK SINCE INCEPTION OF 10/29/96


                      HAMBRECHT & QUIST                   AMERINDO TECHNOLOGY
                      GROWTH INDEX                        FUND

1996 IV                   $ 9,490                             $ 9,000
1997 I                      7,730                               6,400
1997 II                     9,020                               6,930
1997 III                   10,870                               7,690
1997 IV                     9,800                               7,370
1998 I                     11,660                               8,580
1998 II                    11,730                               9,470
1998 III                    9,640                               9,130
1998 IV                    14,220                              13,610


[Graphic of a table with the following information:]

ANNUALIZED RETURN

1 Year               Since Inception
84.67%               15.24%

1998 REVIEW AND ECONOMIC OUTLOOK

        The market's stellar fourth quarter recovery from the climatic sell-off of last August, which was substantially retested in early October, has come in the face of a major slowdown in corporate profitability. The current business expansion at 90 months is one of the oldest on record in the post-war period. While real GDP growth is likely to stay near 2% this year, corporate profits are not expected to exceed 5% this year or next. This places the broad market's price earnings (p-e) ratio of 25 at the very high end of its historical range. The rest of the world is not helping the US market either; Europe is slowing down, while major parts of Latin America and Asia are either in a recession or headed for one. How will Europe cope with the problem of excess capacity with socialist leanings in the air? Japan seems incapable of getting out of its own downward spiral.

        Fortunately, offsetting the "high valuation, low-earnings" dilemma has been a very favorable flow of money to the stock market. Stock buybacks, plus mutual fund inflows, came close to $400 billion last year. The cash portion of merger and acquisition activity provided over $600 billion. In 1998, the market's rise was again based on a handful of large cap multinational stocks. In the NASDAQ 100, the top seven stocks account for about half of the Index's entire capitalization. Using the all encompassing ratio of p-e's to the growth of earnings, the most important measurement of valuation for growth stocks, or when examined on an earnings yield basis, the broad market is clearly overvalued. On the basis of fundamentals, there is little rationale for valuations to go much higher than they are today. The implicit rise in the p-e ratios of mature growth companies suggests money is being recycled at ever higher valuations into companies that define traditional businesses, as contrasted to the new world of electronic commerce, the Internet, etc. We continue to see mutual fund indexation as the major culprit of this unfavorable trend. Consequently, there appears to be minimal safety margin left in the broad market, which may lead to even more volatility, perhaps a 1500 point Dow trading range.

        The only sector that is truly showing impressive real growth is technology, although not across the board. At year-end, the Internet stocks dominated financial headlines because they had performed remarkably well in the fourth quarter. By and large, most media commentators expressed the view that all the Internet stocks were overvalued and thus highly speculative. We disagree. First, the Internet play did not originate in October. Notwithstanding typical declines of 50% in most Internet stocks in the climatic sell-off in August, the Hambrecht & Quist Growth Index had underperformed the broad market by some 62% over the prior 21/4 years. The Internet stocks have been laying the groundwork for this new era of technology for several years, which unfortunately was coincident with a period in which the emerging technology sector was enmeshed in a pronounced bear market. Netscape and America Online are early examples. Second, what recently happened in the Internet sector is not different from the history of emerging technology investing in general. Stocks of innovative companies breaking ground in explosive new growth markets always "appear" expensive. Cisco Systems did not seem to be a bargain during its first several years of public market exposure, but in retrospect it clearly was. The rest of this letter discusses in more detail why we stated several years ago that the Internet would be the seminal event in a 20-year period in electronic technology. We believe these stocks offer the best prospects for growth of any market sector over the short term having only realized perhaps some 10% of the $2 trillion in new wealth creation.

THE INTERNET-CENTRIC THIRD GENERATION OF COMPUTING

        The computer industry underwent two generations or paradigms of technology from its infancy in 1960 through 1996. The first, called host-based computing, was based on the mainframe that connected to a dumb terminal. It was ultimately dominated by IBM, whose superior marketing overcame its initial, inferior technology. The second, the "client-server" generation, grew out of the introduction of the PC in the early 1980s. By 1985, seven-to-eight related technologies had come into play. This generation was built on relational database management, the DOS-Windows operating system, the microprocessor, Powersoft software, desktop publishing, etc., which collectively created approximately $1 trillion in new market capitalization in half the time of the first generation. The Third Generation of Computer Technology, which we believe should be almost entirely Internet-centric, was effectively launched in 1997 as the Internet began to get enough critical mass after several years of infrastructure building. Our view is that the Internet-centered generation will likely create $2 trillion in new capitalization wealth over the next half dozen years of which only 10% has been created so far. The Third Generation of Computing will permanently change the landscape of computing, telecommunications and electronic commerce. This will also occur at a time when the overall stock market, i.e., the S&P, is by most valuation yardsticks fully valued, with corporate earnings slowing down significantly.

        For several years, we had argued that growth in the market value of the Internet sector would be driven by two principal factors. The first would be user growth; set to reach 300 million worldwide fairly early in the new century. There is vast data to support this claim. New subscribers to the Internet are growing at the rate of 19% per month, compounded. User traffic is doubling every seven-to-eight weeks. The second driver is the amount of electronic commerce that will ultimately be generated. Our very early guess, made several years ago, was that within a few short years, $1 trillion would be generated in such commerce. It is entirely conceivable that the volume of worldwide electronic commerce will be much higher, especially when the next phase of the corporate Intranet gains critical mass, which is the Extranet. This is when large companies force their suppliers to be on their own corporate Intranet. A second booster to this will be the advent of much higher speeds of broadband telecommunications.

        While the initial thrust for electronic commerce has been in retailing, we expect numerous additional industries such as banking, insurance, real estate mortgages, travel and healthcare to experience far greater penetration in the business-to-business ("B2B") commerce sector. Examples are the online success of Dell Computer, doing $10 million per day online, Cisco with over 50% of its revenues coming through electronic commerce, and Intel booking $1 billion per month. As commerce on the Web becomes more mainstream, consumers and businesses will undoubtedly divert increasing amounts of spending toward online purchases. The current volume of transactions has been small so far. The projected growth for B2B commerce may be greater overall than business-to-consumer. Multiple approaches to conducting commerce over the Web continue to proliferate. These range from focused commerce sites (e.g. eToys) to a broad-based "Wal-Mart" approach (e.g. Amazon.com), or commerce activities by the horizontal portals (e.g., Yahoo! via the ViaWeb acquisition), and hybrid approaches such as the ShopperConnection alliance of multiple online retailers. A significant number of start-ups have seized the opportunity to set up virtual businesses within specific industries (e.g. travel, autos, healthcare, toys, books, mortgages, insurance) and across multiple categories. B2B commerce, according to reliable market search estimates, is set to grow to almost $200 billion in 2003, up from $15 billion in 1998. In short, a massive market opportunity and current low penetration should create an unprecedented opportunity in electronic technology never before seen in the 40-year history of computing.

        In a macro sense, electronic commerce will continue its assault on the entrenched and battered bricks and mortar world of the major retail incumbents. For example, in books, where Amazon.com has done an amazing job of dislodging Barnes & Noble in the $80 billion market, online penetration is still less than 5% of the total. Companies establishing first-mover advantage on the Internet are likely to achieve disproportionate gains in market share, with the potential for far greater operating leverage over time. The leading commerce names are apt to experience 50-100% plus growth in 1999. From that point onward, investors will probably focus on non-financial metrics (e.g. registered users, transactions, reach, usage) as indicators for overall financial growth in the underlying businesses. Many of these new commerce facilitators are spawning business models that do not physically touch the goods, thereby eliminating inventory, but rather just get involved in physical distribution. They effectively act as intermediaries in bringing buyers and sellers together in a unique fashion that leverages the scale and interactive power of the Internet. This eliminates the biggest single risk companies have, which is producing the wrong inventory at the wrong price. Priceline.com operates a reduced price auction for unsold inventory such as hotel rooms and airline seats that must be sold or their value goes to zero. In September, the horizontal portals like America Online, Yahoo!, Microsoft's MSN.com, and others, have emerged as the leading aggregators of traffic, seeking to provide a unique blend of the six "Cs" (Content, Community, Connectivity, Communications, Commerce, and Context). While the business models of the portal companies have been driven by advertising and subscriptions, we expect to see revenues broaden through commerce partnerships over time on a percentage of transaction basis.

        The value-added proposition for Internet commerce companies is to establish a direct relationship with the customer, squeeze costs out through disintermediation, add a new interactive service dimension, broaden and enhance the customer experience over multiple fronts on a mass scale, and monetize the relationship over time. Electronic commerce markets will explode because of the benefits they will offer through technology breakthroughs that have been under development for years. A significant amount of business will go online because of ease, convenience, and cost savings. The most expensive part of shopping is frequently one's time, which will now change. Electronic commerce companies are religiously focused on improving customer ease-of-use, experience, and service aspects of their retailing environment. This leads to creative cross-merchandising initiatives that foster increased customer satisfaction, repeat sales, word-of-mouth referrals, and new customer acquisition. While transaction revenues are rapidly becoming key drivers for most electronic-commerce models, the ability to blend other potentially higher-margin revenue streams, such as targeted advertising, can enrich the business model further. In some instances, commerce traffic and related credit card data acquisition can increase consumer "stickiness" that is reinforced by the sheer numbers of users that over time can be monetized into ever additional targeted advertising and subscription revenues.

        The international market potential for portals could be at least half as large as the domestic opportunity. Over the last year, many Internet companies transitioned toward profitability-based valuation models, despite continued investment to capitalize on global growth opportunities.
Businesses are increasingly viewing Internet technologies as mission-critical capabilities in their information technology endeavors to reduce costs, increase efficiencies, and deploy new products and services for customers, partners, vendors, and suppliers. The fundamental demand (access, software, and services) for Internet products and services has remained strong, as both businesses and consumers in industries ranging from telecommunications to retailing to financial services try to cope with the rapidly evolving technologies, products, and their impact on business models. Thanks to the Internet, the traditional operational boundaries between companies have become entirely fluid. Companies once defined internal processes as those that stopped at their four walls; now those processes extend out into those of their partners, suppliers, and customers.

        The latest concern in Internet investing is all about valuation. The facts actually suggest that the Internet remains very "underhyped" relative to the impact that it has had already and continues to have on many technology and non-technology industries (software, media, retailing, and telecommunications, in particular) despite the financial "overhyping" that occurs in some Internet stocks. In 1999, more substantive fundamental efforts should be seen in this new medium by major incumbents from retailing, financial services, media, and consumer products. The trend toward Internet-standard multimedia content networks is one. Conventional valuation measures fail to encompass the unique elements of Internet businesses, such as scalability, operating leverage and the dynamics of increasing returns. Secondly is their ability to change the face of the US economy while achieving strong financial profiles as public companies. Sustained sequential increases in profitability have taken place in record time. Yahoo!, for example, increased substantially in value, but within a year, it went from negative operating margins to a 36% operating margin. Investors are clearly having difficulty in adopting the new valuation metrics that apply to Internet companies and how investment in this explosive area reaps economic value through share price appreciation. In fact, the Internet will change entire segments, some for the better, some for the worse, of the economy by reorganizing industry value chains. Many investment sectors will be left behind. In short, the market is sending a very clear signal that the Internet sector has all the makings of a great tidal wave. While shares of some companies have risen substantially in value, the great winners in technology have been known to ultimately increase well over 50 times in value.

        The Internet paradigm shift is where most of the new innovation in computing and communication technology is now focused. As a consequence, we at Amerindo are naturally expending a good deal of our analytical and valuation talent on this sector's evolution. Designed to identify and thoroughly analyze new potential winners, this effort also researches major sectors of the economy, both technology and non-technology, that will materially evolve in the Internet revolution, as well as those sectors which are being impacted but where valuations lag the adverse discounting of the fundamental change. The commercialization of the Internet is still in very early stages, but it should offer significant investment opportunities over the next three-to-five years, much like the PC industry offered early investment opportunities in hardware, software and eventually services.

AMERINDO TECHNOLOGY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 1998

COMMON STOCKS - 82.25%

                                                             MARKET
    SHARES                                                    VALUE
    ------                                                    -----
    305,000+   Artisan Components, Inc.                      $ 1,620,312
     15,000+   broadcast.com inc.                              1,147,500
     20,000+   Broadcom Corporation - Cl A                     2,415,000
    112,500+   Cygnus, Inc.                                      548,438
     12,500+   eBay Inc.                                       3,015,625
     25,000+   GelTex Pharmaceuticals, Inc.                      565,625
     40,000+   Inktomi Corporation                             5,175,000
    160,000+   MMC Networks, Inc.                              2,120,000
    100,001+   Objective Systems Integrators, Inc.               462,505
     95,000+   PeopleSoft, Inc.                                1,799,062
    100,000+   Siebel Systems, Inc.                            3,393,750
    110,000+   The Vantive Corporation                           880,000
    120,000+   Xylan Corporation                               2,107,500
    120,000+   Yahoo! Inc.                                    28,207,500
                                                             -----------

               TOTAL INVESTMENTS
                 (Cost $28,350,053)            82.25%        53,457,817
               OTHER ASSETS LESS LIABILITIES   17.75%        11,539,628
                                              -------       -----------

               TOTAL NET ASSETS               100.00%       $64,997,445
                                              =======       ===========

(1) Federal Tax Information: At December 31, 1998 the net unrealized appreciation based on cost for Federal Income tax purposes of
     $28,711,915 was as follows:
         Aggregate gross unrealized appreciation for all
         investments in which there was an excess of
         value over cost                                            $30,697,554
         Aggregate gross unrealized depreciation for all investments in
           which there was an excess of cost over value              (5,951,652)
                                                                    -----------
         Net unrealized appreciation                                $24,745,902
                                                                    ===========

+Non-income producing security



   The accompanying notes are an integral part of these financial statements.

                            AMERINDO TECHNOLOGY FUND
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS:
Investments in securities, at value
     (cost $28,350,053) (Note 2)                              $53,457,817
Receivable for fund shares sold                                    78,648
Receivable for securities sold                                 15,944,653
Deferred organization expenses (Note 2)                           159,048
Other assets                                                       42,909
    Total Assets                                               69,683,075

LIABILITIES:
Due to custodian bank                                             397,769
Payables:
    Fund shares redeemed                       $4,055,634
    Advisory fees, net (Note 4)                   160,708
    Distribution fees (Note 5)                     34,305
    Other payables and accrued expenses            37,214       4,287,861
                                               ----------      ----------
    Total Liabilities                                           4,685,630

    Net Assets                                                $64,997,445

NET ASSETS:

CLASS A SHARES:
    Net assets applicable to 59,131 shares;
      one billion shares authorized; $.001 par value      $   803,386

    Net asset value and redemption price per
      Class A Share ($803,386/59,131 shares)              $     13.59

    Offering price per share ($13.59/.96)                 $     14.16

CLASS D SHARES:
    Net assets applicable to 4,716,001 shares;
      one billion shares authorized; $.001 par value      $64,194,059

    Net asset value, offering and redemption price per
      Class D Share ($64,194,059/4,716,001 shares)        $     13.61

NET ASSETS CONSIST OF:
    Capital stock                                         $     4,775
    Additional paid in capital                             40,498,330
    Accumulated net realized loss from
      investment transactions                                (613,424)
    Net unrealized appreciation on investments             25,107,764
Net Assets                                                $64,997,445


The accompanying notes are an integral part of these financial statements.

AMERINDO TECHNOLOGY FUND
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME:
Other                                                                $    14,308

Expenses:
    Investment advisory fees (Note 4)            $  674,525
    Distribution fees - Class D (Note 5)            112,067
    Distribution fees - Class A (Note 5)                701
    Professional fees                                64,750
    Administration and accounting fees               73,466
    Registration fees                                59,999
    Amortization of organization
       expenses (Note 2 )                            55,998
    Directors' fees and expenses                     54,998
    Interest                                         55,110
    Printing                                         36,778
    Transfer agent fees                              19,069
    Custodian fees                                   10,979
    Miscellaneous                                    19,060
    Total expenses                                1,237,500

Less:
    Reimbursed expenses (Note 4)                   (225,991)
    Net expenses                                                       1,011,509
    Net investment loss                                                (997,201)

REALIZED AND UNREALIZED GAINS
ON INVESTMENTS: (Note 2)
Net realized gain from investment transactions                        11,408,771
Net change in unrealized appreciation of investments                 21,783,873
Net realized and unrealized gain on investments                       33,192,644
Net increase in net assets resulting from operations                 $32,195,443


The accompanying notes are an integral part of these financial statements.

AMERINDO TECHNOLOGY FUND
STATEMENT OF CHANGES IN NET ASSETS

                                                           FOR THE                FOR THE
                                                        YEAR ENDED             YEAR ENDED
                                                 DECEMBER 31, 1998      DECEMBER 31, 1997

Net investment loss                              $  (997,201)           $  (913,952)
Net realized gain (loss) from
     investment transactions                      11,408,771            (12,022,195)
Net change in unrealized
     appreciation of investments                  21,783,873              6,906,137
Net increase (decrease) in net assets resulting
    from operations                                32,195,443             (6,030,010)

Net capital share transactions (Note 6 )           (7,389,154)            12,011,486

Net increase in net assets                         24,806,289              5,981,476

NET ASSETS:
Beginning of year                                  40,191,156             34,209,680
End of year                                       $64,997,445            $40,191,156


The accompanying notes are an integral part of these financial statements.




AMERINDO TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

NOTE 1. ORGANIZATION

        The Amerindo Technology Fund (the "Fund") is a series of the Amerindo Funds Inc., a Maryland Corporation incorporated on February 6, 1996, which commenced operations on October 29, 1996. The Fund is an open-end, non-diversified management investment company under the Investment Company Act of 1940, authorized to issue one billion shares of capital stock in separate series, with each series representing interests in a separate portfolio of securities and other assets, each with its own investment objectives and policies. The Fund's investment objective is to seek long-term capital appreciation by investing in the common stocks of technology companies.

        The Fund offers two classes of shares to investors, Class A and Class D shares. Class A shares are sold subject to an initial sales load of up to 4.00% with a minimum investment of $10,000. Class D shares are sold without an initial sales load with a minimum investment of $150,000.

        The Fund is the only current series of the Amerindo Funds Inc.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from these estimates.

        SECURITIES VALUATION -- Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Securities for which market quotations are not readily available are valued in accordance with procedures established by the Fund's Board of Directors (the "Board"), including use of an independent pricing service or services which use prices based upon yields or prices of comparable securities, indications as to values from dealers, and general market conditions.

        Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined should represent fair value.

AMERINDO TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998



        FEDERAL INCOME TAXES -- For the year ended December 31, 1998, the Fund did not qualify as a regulated investment company. However, in all subsequent years, the Fund intends to comply with requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Subsequent to December 31, 1998, the Fund's management elected to change the fiscal year-end for tax reporting purposes to October 31, 1998 (Note 8).

        DIVIDENDS AND DISTRIBUTIONS -- The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

        ORGANIZATION EXPENSES -- In April 1998, Statement of Position 98-5, "Reporting on Costs of Start-Up Activities" ("SOP 98-5"), was issued requiring start-up costs and organization costs to be expensed as incurred. SOP 98-5 exempted investment companies that met certain criteria from retroactively applying the provisions of this pronouncement and allowed them to continue to amortize start-up costs and organization costs over the remaining amortization period.

        During its organization and initial registration with the Securities and Exchange Commission (the "SEC"), the Fund incurred organization expenses of $279,807. In accordance with the provisions of SOP 98-5, the Fund has elected to defer these expenses and amortize them on a straight-line basis over a 60 month period beginning with the Fund's commencement of operations. During the year ended December 31, 1998, $55,998 was amortized.

        OTHER -- The Fund follows industry practice and records securities transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

        YEAR 2000 SYSTEMS COSTS -- The Fund utilizes software and related technologies thoughout its business that will be affected by the date change in the year 2000. The Fund is in the process of evaluating the full scope and related costs to insure that its systems continue to meet its internal needs and those of its customers. Anticipated costs for system modifications will be expensed as incurred and are not expected to have a material impact on the Fund's results of operations. However, the Fund cannot measure the impact that the Year 2000 issue will have on its investments, vendors, suppliers, customers and other parties with whom it conducts business.

AMERINDO TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998



NOTE 3. PURCHASES AND SALES OF SECURITIES

        The cost of purchases and sales of investment securities (other than short-term investments), for the year ended December 31, 1998, aggregated approximately $34,334,000 and $55,193,000, respectively.

NOTE 4.  INVESTMENT ADVISORY AGREEMENT

        The Fund has an agreement with Amerindo Investment Advisors Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to serve as investment advisor and manager. Under the terms of the agreement, a monthly fee is paid to the investment advisor based on 1/12th of 1.50% (1.50% on an annual basis) of the average daily net asset value. This advisory agreement is subject to an annual review by the Board.

        The Advisor has agreed to a reduction in the amounts payable to it and to reimburse the Fund for any expenses (including the advisory fee, but excluding taxes, interest and brokerage fees and extraordinary expenses incurred in connection with any matter not in the ordinary course of business of the Fund) over 2.50% and 2.25% of the average daily net asset values of the Class A shares and Class D shares, respectively.

        For the year ended December 31, 1998, the Advisor earned advisory fees of $674,525 and reimbursed the Fund $225,991 in expenses.

        The Fund has agreements with American Data Services, Inc. (the "Administrator") to provide shareholder servicing, fund accounting, and administrative services to the Fund. The services to be provided under the agreements include day-to-day administration of matters related to the corporate existence of the Fund (other than rendering investment advice), maintenance of its records, preparation of reports, supervision of the Fund's arrangement with its custodian and assistance in the preparation of the Fund's registration statement under federal and state laws. Costs incurred totaled $92,535 for the year ended December 31, 1998.

NOTE 5. DISTRIBUTION FEES

        The Board of Directors has adopted a distribution plan ("the Plan") applicable to the Fund under Section 12(b) of the Investment Company Act of 1940 and Rule 12b-1 thereunder. Pursuant to the Plan, registered broker-dealers and qualified recipients will be reimbursed by the Fund for distribution expenditures up to a limit of 0.50% of 1% and 0.25% of 1% on Class A Shares and Class D Shares, respectively.

        For the year ended December 31, 1998, the Fund incurred distribution expenditures of $701 and $112,067 on Class A shares and Class D shares, respectively.

AMERINDO TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998


NOTE 6.  FUND SHARE TRANSACTIONS

        At December 31, 1998, there were one billion shares of $0.001 par value capital stock authorized. Transactions in capital stock for the years ended December 31, 1998 and 1997 were as follows:


                                                                  CLASS D SHARES:

                                                   FOR THE                             FOR THE
                                                  YEAR ENDED                          YEAR ENDED
                                               DECEMBER 31, 1998                DECEMBER 31, 1997

                                            SHARES            AMOUNT            SHARES            AMOUNT

Shares sold                                779,033      $  6,936,614         3,158,607       $22,631,789

Shares issued for reinvestment
    dividends and distribution
    from realized gains                          0                 0                 0                 0

Shares redeemed (net of redemption
    fees retained of $11,529 and
    $145,946, respectively)             (1,518,536)      (14,896,561)       (1,501,986)      (10,620,303)

Net increase (decrease)                   (739,503)     $ (7,959,947)        1,656,621       $12,011,486


                                                CLASS A SHARES:

                                                FOR THE PERIOD
                                                AUGUST 3, 1998*
                                                    THROUGH
                                               DECEMBER 31, 1998

                                            SHARES            AMOUNT

Shares sold                                 60,778      $    589,063

Shares issued for reinvestment
    dividends and distribution
    from realized gains                          0                 0

Shares redeemed (net of redemption
    fees retained of $563)                  (1,647)          (18,270)

Net increase                                59,131      $    570,793


* Commencement of operations of Class A Shares

AMERINDO TECHNOLOGY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998





NOTE 7. CONCENTRATION OF CREDIT RISK

        The Fund invests a substantial portion of its assets in securities in the technology industry. Therefore, it may be more affected by economic and political developments in that industry than would be a comparable general equity fund.

NOTE 8. SUBSEQUENT EVENTS

        As discussed in Note 2 to the financial statements, for the year ended December 31, 1998, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. Subsequent to December 31, 1998, the Fund's management elected to change the Fund's fiscal year end to October 31, 1998 for tax reporting purposes. No income taxes were required to be paid or expensed as a result of this election.

        It is management's intent to monitor and comply with all requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, for the 12 month period ended October 31, 1999 and for all subsequent fiscal years. As a result, the Fund was not required to record a provision for deferred taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes."

AMERINDO TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
CLASS D SHARES
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                                                           FOR THE PERIOD
                                                                                                          OCTOBER 29, 1996
                                                                                                            (COMMENCEMENT
                                                            FOR THE                    FOR THE             OF OPERATIONS)
                                                           YEAR ENDED                YEAR ENDED                THROUGH
                                                       DECEMBER 31, 1998          DECEMBER 31, 1997       DECEMBER 31, 1996

Net asset value, beginning of period                            $   7.37                 $     9.00              $    10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                (0.20)                     (0.16)                  (0.04)
Net realized and unrealized gain (loss) on
    investments                                                     6.44                      (1.47)                  (0.96)

Total from investment operations                                    6.24                      (1.63)                  (1.00)

LESS DISTRIBUTIONS:
Dividends from net investment income                                0.00                       0.00                    0.00
Distributions from realized gains from
    security transactions                                           0.00                       0.00                    0.00

Total distributions                                                 0.00                       0.00                    0.00

Net asset value, end of period                                  $  13.61                 $     7.37              $     9.00

Total return**                                                    84.67%                    (18.11%)                (10.00%)

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's)                             $ 64,194                 $   40,191              $   34,210
Ratio of expenses to average net assets                            2.75%                      2.83%                   3.82%*
Ratio of expenses to average net assets,
    net of reimbursement                                           2.25%                      2.25%                   2.25%*
Ratio of net investment loss to
    average net assets                                            (2.72%)                    (2.83%)                 (3.82%)*
Ratio of net investment loss to average
    net assets, net of reimbursement                              (2.21%)                    (2.25%)                 (2.25%)*
Portfolio turnover rate                                           78.46%                    355.21%                   0.00%

*  Annualized
** Based on net asset value per share

The accompanying notes are an integral part of these financial statements.

AMERINDO TECHNOLOGY FUND
FINANCIAL HIGHLIGHTS
CLASS A SHARES
(FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                     FOR THE PERIOD
                                                                     AUGUST 3, 1998
                                                                    (COMMENCEMENT OF
                                                                   OPERATIONS) THROUGH
                                                                    DECEMBER 31, 1998

Net asset value, beginning of period                                        $   8.44

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss                                                            (0.10)
Net realized and unrealized gain (loss) on investments                          5.25

Total from investment operations                                                5.15

LESS DISTRIBUTIONS:
Dividends from net investment income                                            0.00
Distributions from realized gains from security transactions                    0.00

Total distributions                                                             0.00

Net asset value, end of period                                              $  13.59

Total return**                                                                61.02%

RATIOS/SUPPLEMENTAL DATA
Net assets end of period (in 000's)                                         $    803
Ratio of expenses to average net assets                                        2.86%*
Ratio of expenses to average net assets, net of reimbursement                  2.50%*
Ratio of net investment income (loss) to average net assets                   (2.76%)*
Ratio of net investment income (loss) to average net assets,
    net of reimbursement                                                      (2.40%)*
Portfolio turnover rate                                                       78.46%

*  Annualized
** Based on net asset value per share


The accompanying notes are an integral part of these financial statements.

INDEPENDENT AUDITOR'S REPORT


To the Shareholders and Board of Directors
Amerindo Funds Inc.

            We have audited the accompanying statement of assets and liabilities of the Amerindo Technology Fund (the sole fund constituting Amerindo Funds Inc.; collectively known as the "Fund"), including the schedule of investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Amerindo Technology Fund (the sole fund constituting Amerindo Funds Inc.) as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

Certified Public Accountants
Miami, Florida
February 1, 1999